Exhibit 99.2

Western Sierra Bancorp

NASDAQ: WSBA

Gary D. Gall
President / CEO
Phone (530) 677-5694
Email: ggall@wsnb.com

Anthony J. Gould
Executive Vice President / CFO
Phone (530) 698-2234
Email: agould@wsnb.com

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Our Formula For Success

Outstanding Asset Quality

Consistent Loan and Asset Growth

Strong Net Interest Margin

Low Operating Expenses

Lakeport
Middletown
Kelseyville
Lincoln
Rocklin
Roseville
Granite Bay
Sacramento
Folsom
Valley Springs
Sutter Creek
Antioch
Lodi
San Francisco
Copperopolis
Modesto
Turlock
Monterey
Reno
Lake Tahoe
Auburn
Pollock Pines
Placerville
Cameron Park
El Dorado Hills
San Andreas
Arnold
Sonora
Twain Harte
Columbia
Angels Camp
Jamestown
5
99
80
50

A Strong Efficiency Ratio

Consistent EPS Growth

Operating in Growing Markets

Experienced Executive Team

History of Successful M & A Intergrations

Western Sierra Bancorp

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Non Performing / Avg Assets
Peer Group .75%*
0.60%
0.45%
0.30%
0.15%
0.00%
0.52%
0.24%
0.17%
0.15%
2000
2001
2002
2003

Charge Offs and Provisions / Avg Loans
Prov / Avg Loans
C/O's / Avg Loans
Peer Group C/O – 0.17%*
0.60%
0.45%
0.30%
0.15%
0.00%
-0.15%
0.43%
0.37%
0.25%
0.10%
0.14%
0.06%
0.08%
-0.06%
2000
2001
2002
2003

Total Net Revenue
Total Op Exp Less Merger Expense
Revenue and Expense Growth
Growth rates:
Revenue 28%
Expense 22%
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$23,198
$15,459
$27,475
$17,876
$36,613
$23,146
$47,780
$28,286
2000
2001
2002
2003

Efficiency Ratio
Peer Group 60.25%*
75%
70%
65%
60%
55%
50%
66.60%
63.24%
61.01%
56.50%
2000
2001
2002
2003

A successful formula that works

Western Sierra Bancorp

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Earnings Per Share
(no merger costs)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$1.13
$1.33
$1.88
$2.18
2000
2001
2002
2003

Return on Average Equity
(No merger costs)
19%
17%
15%
13%
11%
9%
7%
5%
14.33%
14.47%
16.91%
15.42%
2000
2001
2002
2003

Loans / Assets
($ in millions)
Loans
Assets
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$329
$475
$388
$511
$539
$678
$819
$1,035
2000
2001
2002
2003

Net Interest Margin
(Fully Tax Equivalent)
Peer Group 4.65%*
6%
5%
4%
3%
2%
1%
0%
5.14%
5.02%
5.34%
5.16%
2000
2001
2002
2003

A successful formula that works and produces results.

Western Sierra Bancorp

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[LOGO]

Western Sierra Bancorp

NASDAQ: WSBA

Gary D. Gall	Anthony J. Gould
President / CEO	Executive Vice President / CFO
Phone (530) 677-5694	Phone (530) 698-2234
Email: ggall@wsnb.com	Email: agould@wsnb.com

Western Sierra Bancorp

NASD: “WSBA”

Over $1 Billion Assets

Premier multi-bank holding company in the Sacramento region

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Western Sierra Bank $455M in Assets

Sacramento, El Dorado, Placer Counties

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Central California Bank $365M in Assets

San Joaquin, Stanislaus, Calaveras, Amador, Tuolumne, Contra Costa Counties

[LOGO]

Auburn Community Bank $105M in Assets

Placer County

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Lake Community Bank $116M in Assets

Lake County

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Western Sierra Bancorp

Our Formula For Success

Outstanding Asset Quality

Consistent Loan and Asset Growth

Strong Net Interest Margin

Low Operating Expenses

[GRAPHIC]

[GRAPHIC]

A Strong Efficiency Ratio

Consistent EPS Growth

Operating in Growing Markets

Experienced Executive Team

History of Successful M & A Intergrations

Acquisition History — A Proven Acquirer

Seller	Date Completed	Deal Value	Total Assets	Status

Lake Community	4/99	$18.4m	$86m	Stand Alone
Roseville 1st	4/99	$8.8m	$51m	Merged with WSNB
Sentinel Community	5/00	$10.8m	$94m	Merged with CCB
Central California (“CCB”)	4/02	$9.2m	$62m	Stand Alone
Mid Valley	Terminated 8/02	$23.0m	$173m	N/A
Central Sierra	7/03	$21.3m	$148m	Merged with CCB
Auburn Community	12/03	$22m	$92m	Stand Alone

A successful formula that works

Non Performing / Avg Assets

[CHART]

Charge Offs and Provisions / Avg Loans

[CHART]

Revenue and Expense Growth

[CHART]

Efficiency Ratio

[CHART]

A successful formula that works

* Public West Coast Banks $800M-$2 Billion per SNL 9.30.03 data

Earnings Per Share

(no merger costs)

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Return on Average Equity

(No merger costs)

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Loans / Assets

($ in millions)

[CHART]

Net Interest Margin

(Fully Tax Equivalent)

[CHART]

A successful formula that works and produces results.

* Public West Coast Banks $800M-$2 Billion per SNL 9.30.03 data

Looking Ahead

Organic Growth, De Novo Branching, M & A

Acquisitions that make sense

EPS and Asset Growth Rates in Mid to High Teens

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Guidance

Net Income Margin > 5%

Efficiency Ratio 52% - 56%

Asset Quality - Top of Peer Group

EPS - $2.73 for 2004